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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006

                                  SAFENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-20634                                       52-1287752
        (Commission                                    (IRS Employer
        File Number)                                 Identification No.)

                              4690 Millennium Drive
                             Belcamp, Maryland 21017
               (Address of Principal Executive Offices) (Zip Code)

                                 (443) 327-1200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

     On May 4, 2006, SafeNet, Inc. ("SafeNet" or the "Company") issued a press release announcing financial results for the quarter and year ended December 31, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     In the press release, SafeNet provided certain adjustments to the financial information calculated on the basis of generally accepted accounting principles ("GAAP") as supplemental information relating to its results of operations. SafeNet's management believes these non-GAAP adjustments are useful to investors because they remove specific non-operating costs associated with any significant acquisition that has occurred in the relevant periods and provide a basis for measuring and comparing the Company's operating performance without these charges. These costs are currently limited to acquisition-related expenses, such as integration costs, amortization expense related to acquired intangible assets and unearned compensation, and the tax effects of these items. SafeNet's non-GAAP measures also do not include the impact of expensing stock options under the Financial Accounting Standards Board's Statement 123R (FAS 123(R)), which was implemented effective January 1, 2006. SafeNet's management uses these non-GAAP measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating and financial performance. In particular, SafeNet's management uses the non-GAAP measures, which exclude mostly one-time, non-operating costs, to evaluate actual operating results and identify trends in the company's business. In addition, management believes the exclusion of the expensing of stock options under FAS 123(R) is useful to investors in evaluating the Company's performance on a basis that is consistent and comparable with periods prior to the adoption of FAS 123(R). Nonetheless, these non-GAAP measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and other companies may use different non-GAAP measures and presentations of results.


Item 8.01     Other Events

     The Company also announced in the press release that its Board of Directors has approved a share repurchase program authorizing the repurchase of up to $50 million of the Company's common stock using cash on hand.


Item 9.01     Financial Statements and Exhibits.

Exhibit 99.1  Press Release of SafeNet, Inc., dated May 4, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 4, 2006

                                   SAFENET, INC.

                                   By:   /s/ Anthony A. Caputo
                                        ----------------------------------------
                                        Anthony A. Caputo,
                                        Chairman and Chief Executive Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SAFENET, INC.
                            EXHIBIT INDEX TO FORM 8-K

 EXHIBIT NO.   ITEM

     99.1      Press Release of SafeNet, Inc., dated May 4, 2006.



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